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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 March 31, 1997
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                (Date of Report; Date of Earliest Event Reported)



                                  Sepracor Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-19410                                               22-2536587
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


111 Locke Drive, Marlborough, Massachusetts                            01757
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(Address of Principal Executive Offices)                            (Zip Code)



                                 (508) 481-6700
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              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS


     On March 31, 1997, Sepracor Inc. ("Sepracor") sold all of its shares of common stock of Chirex Inc., a Delaware corporation, in an underwritten public offering, resulting in net proceeds to Sepracor of approximately $31,125,000 (after payment of underwriting discounts and commissions but before payment of the other expenses associated with the offering).




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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 4, 1997                     SEPRACOR INC.


                                         By: /s/ Robert F. Scumaci
                                             --------------------------
                                             Robert F. Scumaci
                                             Senior Vice President,
                                             Finance and Administration


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